PRESS RELEASE
For Immediate Release – October 19, 2005

FOR MORE INFORMATION, CONTACT:
John A. Scaldara, Jr., President and COO
(410) 423-8012
          or
James P. Radick, CFO
(410) 423-8020

Columbia Bancorp Reports an Increase in Year-to-Date Net Income of 23.1%.

        Columbia, Maryland (October 19, 2005) — Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (the “Bank”), today announced net income for the nine months ended September 30, 2005 of $11.84 million compared to $9.61 million for the same period during 2004, an increase of 23.1%. Fully diluted earnings per share increased 26.2%, from $1.30 for the first nine months of 2004 to $1.64 in 2005. Returns on average equity were 17.32% and 14.50% for the nine months ended September 30, 2005 and 2004, respectively. Return on average assets was 1.27% for the nine months ended September 30, 2005 compared to 1.19% for the same period in 2004.

        Net income for the third quarter 2005 totaled $4.17 million compared to $3.52 million for the third quarter 2004, an 18.4% increase. Fully diluted earnings per share for the quarter increased 20.8% to $.58 for 2005 compared to $.48 for 2004. Returns on average equity for the third quarter 2005 and 2004 were 17.73% and 15.60%, respectively. Returns on average assets for the third quarter 2005 and 2004 were 1.29% and 1.24%, respectively.

THIRD QUARTER FINANCIAL HIGHLIGHTS

•	Net interest income (FTE) increased $2.73 million, or 22.9%, over the third quarter of 2004 and increased $7.72 million, or 22.8%, over the first nine months of 2004.
•	Return on average equity and return on average assets increased to 17.73% and 1.29%, respectively, for the third quarter of 2005 compared to 15.60% and 1.24%, respectively, reported for the third quarter of 2004.

•	The net interest margin (FTE) improved to 4.75% during the third quarter of 2005 as compared to 4.41% during third quarter 2004 and 4.64% during the second quarter of 2005.
•	The efficiency ratio (FTE) improved to 54.97% for the third quarter of 2005 compared to 56.14% for the same period of 2004.
•	Total assets ($1.31 billion), loans, net of unearned income ($1.04 billion) and customer funding sources ($1.15 billion) reached record levels at September 30, 2005 and represented growth since September 30, 2004 of 10.8%, 10.8% and 9.5%, respectively. During the nine months of 2005, loans, net of unearned income, and customer funding sources grew at annualized rates of 12.2% and 16.8%, respectively.
•	Non-performing assets decreased to .04% of total assets at September 30, 2005 compared to .06% at September 30, 2004.

DETAILED REVIEW OF FINANCIAL PERFORMANCE

        Total assets at September 30, 2005 were $1.31 billion, representing growth of $127.41 million, or 10.8%, since September 30, 2004. Loans, net of unearned income, totaled $1.04 billion compared to $936.00 million at September 30, 2004, representing growth of $101.02 million, or 10.8%. Growth in the loan portfolio during the twelve months since September 30, 2004 has been driven by the Company’s continued success in the real estate development and construction and commercial and industrial lending markets, which netted increases in the respective portfolios of $77.40 million (23.3%) and $35.04 million (15.3%). Growth in the consumer loan portfolio, mainly consisting of second mortgage and real estate equity lines of credit, contributed an additional $3.25 million (1.7%). The commercial real estate portfolio declined by $12.69 million (8.0%), primarily due to very aggressive market competition relative to pricing terms and deal structuring. Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 9.5% to $1.15 billion at September 30, 2005. Shareholders’ equity rose to $94.43 million, or 4.8%, at September 30, 2005.

        Operating performance through September 30, 2005 was primarily driven by a net interest income (FTE) increase of 22.9% during the third quarter 2005 and 22.8% during the nine months ended September 30, 2005 as compared to the corresponding periods of 2004. The increase in net interest income resulted from continued growth in earning assets, most specifically, the loan portfolio. The Company remained asset sensitive at September 30, 2005 and has benefited from a series of short-term rate increases during the quarter and throughout the year. As a result, the net interest margin (FTE) increased .34% during the third quarter 2005 as compared to the third quarter 2004 and .26% during the nine months ended September 30, 2005 as compared to the same period in 2004. The potential ongoing benefit to the Company from a rising interest rate environment may be muted by the increasing pressure of market forces on the Company’s overall cost of funding sources.

        Non-interest income increased $92,000, or 5.3%, for the third quarter and decreased $153,000, or 2.8%, for the first nine months of 2005 as compared to the same periods in 2004, primarily resulting from a decline in deposit service charges, including lower fees charged on overdraft deposit accounts and commercial account analysis charges. Mortgage-banking activities improved during the third quarter of 2005, resulting in an increase in corresponding revenues of $128,000 compared to the same period in 2004, while revenues for the nine months ended September 30, 2005 were up 1.7% or $19,000. Commission revenue on financial services sales was even with the comparable 2004 quarter and was up $97,000, or 22.9%, for the first nine months of 2005 compared to the same period in 2004. Other non-interest income increased $126,000 and $315,000 for the third quarter and first nine months of 2005, respectively, compared to 2004, principally due to fees generated from the prepayment of several large commercial loan relationships.

        Non-interest expense rose 18.1% and 13.7% for the third quarter and nine months ended September 30, 2005, respectively, as compared to the corresponding periods in 2004. The increase for the quarter and the year was primarily due to an increase in salary and benefit expense reflecting additional staffing costs, and increased costs associated with the Company’s Deferred Compensation Plan, which are largely determined by appreciation in the Company’s stock. Expenses incurred in preparation for the Company’s merger with Fulton Financial Corporation totaling $247,000 also contributed to the overall non-interest expense increase. Despite the overall increase in operating expenses, the efficiency ratio (FTE) improved to 55.32% for the nine months ended September 30, 2005 compared to 58.04% for the same period in 2004.

        Asset quality remained strong at September 30, 2005, with non-performing assets and past-due loans totaling $587,000. As of September 30, 2005, non-performing assets and past-due loans represented only .04% of total assets. The ratio of non-performing loans and past-due loans to total loans improved from .07% at September 30, 2004 to .06% at September 30, 2005.

Net charge-offs totaled $522,000 during the third quarter of 2005 and included a $450,000 charge-off of a single commercial relationship. Net charge-offs for the nine months ended September 30, 2005 totaled $469,000 compared to net charge-offs of $6,000 for the nine months ended September 30, 2004. At September 30, 2005, the allowance for credit losses totaled $12.56 million, or 1.21% of loans, net of unearned income, compared to $11.51 million, or 1.23% of net loans at September 30, 2004.

ABOUT COLUMBIA BANCORP

        Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp’s Common Stock is traded on the National Market tier of The Nasdaq Stock MarketSM under the symbol “CBMD”.

        On July 26, 2005, the Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Fulton Financial Corporation (“Fulton”). Pursuant to the Merger Agreement, the Company will merge (the “Merger”) with and into Fulton, with Fulton surviving, and all of the outstanding shares of common stock of the Company (“Company Common Stock”) will be converted into the right to receive shares of common stock of Fulton (“Fulton Common Stock”), cash, or a combination of both. Following the Merger, the Company’s wholly-owned banking subsidiary, The Columbia Bank, a Maryland corporation (the “Bank”) and certain other subsidiaries of the Company and the Bank will continue operations as subsidiaries of Fulton. Under the terms of the Merger Agreement, each share of Company Common Stock will be, at the Effective Time (as defined in the Merger Agreement) of the Merger and at the election of the holder exchanged for (i) 2.325 shares of Fulton Common Stock; (ii) cash of $42.48; or (iii) a combination of (i) and (ii). This election is subject to proration so that, in the aggregate, a minimum of 20% and a maximum of 50% of total consideration for the shares of Company Common Stock will be paid in cash.

        Completion of the Merger is subject to customary conditions, including, among others, the approval of the Merger by applicable bank regulatory authorities and the approval of the Merger and the Merger Agreement by the stockholders of the Company. In connection with the execution and delivery of the Merger Agreement, the Company issued Fulton a warrant to acquire up to 1,881,809 shares (subject to adjustment) of Company Common Stock at an exercise price of $37.26 per share, such warrant to be exercisable only upon the occurrence of certain events in connection with a competing acquisition proposal. Assuming that all conditions are satisfied without unexpected delay, it is anticipated that the Merger will be consummated in the first quarter of 2006.

NON-GAAP PRESENTATION

        This press release includes disclosure and discussion of the net interest margin and efficiency ratio that are reported on a fully tax-equivalent basis (“FTE”). These amounts and ratios are non-GAAP financial measures as defined in Securities and Exchange Commission (“SEC”) Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, non-interest income, and non-interest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

FORWARD-LOOKING STATEMENTS

        Certain statements contained in this Press Release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp’s current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company’s other filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results.

COLUMBIA BANCORP
Financial Highlights
(dollars in thousands, except per share data)
(unaudited)

	As of and Nine Months Ended September 30,			As of and Three Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
SUMMARY OF OPERATING RESULTS:
Tax equivalent interest income	$ 56,910	$ 42,307	34.5%	$ 20,640	$ 15,097	36.7%
Interest expense	15,349	8,466	81.3%	5,939	3,131	89.7%
Tax equivalent net interest income	41,561	33,841	22.8%	14,701	11,966	22.9%
Tax equivalent adjustment	986	811	21.6%	317	264	20.1%
Net interest income	40,575	33,030	22.8%	14,384	11,702	22.9%
Provision for credit losses	1,441	692	108.2%	631	192	228.6%
Noninterest income	5,238	5,391	(2.8%)	1,830	1,738	5.3%
Noninterest expense	25,889	22,770	13.7%	9,087	7,693	18.1%
Income before taxes	18,483	14,959	23.6%	6,496	5,555	16.9%
Income tax provision	6,646	5,347	24.3%	2,330	2,037	14.4%
Net income	11,837	9,612	23.1%	4,166	3,518	18.4%

PER SHARE DATA:
Net income:
Basic	$ 1.70	$ 1.34	26.9%	$ 0.60	$ 0.49	22.4%
Diluted	1.64	1.30	26.2%	0.58	0.48	20.8%
Average number of shares outstanding:
Basic	6,947,046	7,160,055	(3.0%)	6,935,658	7,128,359	(2.7%)
Diluted	7,218,696	7,398,029	(2.4%)	7,240,074	7,350,901	(1.5%)
Book value, at period end	$ 13.61	$ 12.66	7.5%
Tangible book value, at period end	13.61	12.66	7.5%
Cash dividends declared	$ 0.51	$ 0.45	13.3%	$ 0.17	$ 0.15	13.3%

PERIOD END DATA:
Loans, net of unearned income	$ 1,037,021	$ 936,000	10.8%
Investment securities held-to-maturity and
securities available-for-sale	186,374	150,454	23.9%
Assets	1,306,522	1,179,107	10.8%
Noninterest-bearing deposits	252,503	246,092	2.6%
Interest-bearing deposits	720,661	669,250	7.7%
Total deposits	973,164	915,342	6.3%
Customer funding sources (a)	1,154,035	1,053,771	9.5%
Stockholders’ equity	94,428	90,100	4.8%

PERFORMANCE RATIOS:
Return on average assets	1.27%	1.19%		1.29%	1.24%
Return on average stockholders’ equity	17.32%	14.50%		17.73%	15.60%
Net interest margin	4.54%	4.28%		4.65%	4.31%
Net interest margin (FTE)	4.65%	4.39%		4.75%	4.41%
Efficiency ratio (FTE)(b)	55.32%	58.04%		54.97%	56.14%

CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	10.00%	9.23%
Total	11.15%	10.35%
Period-end tier 1 leverage ratio	8.58%	8.51%

ASSET QUALITY:
Allowance for credit losses to loans, net
of unearned income, at period-end	1.21%	1.23%
Net recoveries (charge-offs)	$ (469)	$ (6)	7716.7%	$ (522.)	$ 81	(74	4.4%)
Annualized net recoveries (charge-offs)
to average loans, net of unearned income	(0.06%)	0.00%		(0.20%)	0.04%
Nonperforming assets:
Nonaccrual loans	$ 453	$ 635	(28.7%)
Loans 90+ days past due and accruing	134	22	509.1%
Other real estate owned	—	—	na

Total nonperforming assets	$ 587	$ 657	(10.7%)

Nonperforming and past due loans to total
loans, net of unearned income, at period-end	0.06%	0.07%
Nonperforming assets and past due loans
to total assets, at period-end	0.04%	0.06%

COLUMBIA BANCORP
Financial Highlights
(dollars in thousands, except per share data)
(unaudited)

	As of and Nine Months Ended September 30,			As of and Three Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for services	$ 2,450	$ 2,975	(17.6%)	$ 832	$ 920	(9.6%)
Gains on sales of mortgage loans,
net of costs	1,169	1,150	1.7%	420	292	43.8%
Net gain on other real estate owned	—	59	(100.0%)	—	73	(100. %)
Commissions earned on financial
services sales	520	423	22.9%	145	146	(0.7%)
Other noninterest income	1,099	784	40.2%	433	307	41.0%

	$ 5,238	$ 5,391	(2.8%)	$ 1,830	$ 1,738	5.3%

Noninterest expenses:
Salaries and employee benefits	$ 14,730	$ 12,065	22.1%	$ 5,379	$ 4,144	29.8%
Occupancy	2,891	2,838	1.9%	955	978	(2.4%)
Equipment	1,308	1,486	(12.0%)	417	468	(10.9%)
Data processing	1,295	1,575	(17.8%)	406	525	(22.7%)
Marketing	1,006	736	36.7%	268	140	91.4%
Professional fees	897	602	49.0%	449	264	70.1%
Postage	324	280	15.7%	105	79	32.9%
Stationery and supplies	344	334	3.0%	123	121	1.7%
Cash management services	348	411	(15.3%)	117	131	(10.7%)
Other noninterest expenses	2,746	2,443	12.4%	868	843	3.0%

	$ 25,889	$ 22,770	13.7%	$ 9,087	$ 7,693	18.1%

AVERAGE BALANCES:
Federal funds sold and
interest-bearing deposits (c)	$ 14,421	$ 22,354	(35.5%)	$ 14,849	$ 20,056	(26.0%)
Investment securities held-to-maturity
and securities available-for-sale	171,831	121,973	40.9%	178,739	140,143	27.5%
Loans, net of unearned income	1,000,390	879,715	13.7%	1,025,465	914,052	12.2%
Loans originated for sale (c)	7,706	6,080	26.7%	9,130	4,738	92.7%
Total earning assets	1,194,348	1,030,122	15.9%	1,228,183	1,078,989	13.8%
Total assets	1,246,833	1,077,454	15.7%	1,284,080	1,126,923	13.9%
Interest-bearing deposits:
NOW accounts	86,632	88,257	(1.8%)	86,517	89,532	(3.4%)
Savings and money
market accounts	183,790	198,994	(7.6%)	174,078	208,538	(16.5%)
Time deposits	433,387	341,462	26.9%	453,346	361,653	25.4%
Noninterest-bearing deposits	246,987	213,725	15.6%	252,142	228,429	10.4%
Total deposits	950,796	842,438	12.9%	966,083	888,152	8.8%
Short-term borrowings (c)	162,911	117,538	38.6%	180,185	118,077	52.6%
Long-term borrowings	34,638	22,230	55.8%	36,496	26,186	39.4%
Total interest-bearing
liabilities	901,358	768,481	17.3%	930,622	803,986	15.8%
Stockholders’ equity	91,351	88,555	3.2%	93,219	89,730	3.9%

YIELD ANALYSIS:
Federal funds sold and
interest-bearing deposits (c)	2.73%	1.05%		3.29%	1.29%
Investment securities held-to-maturity and
securities available-for-sale (FTE)	3.84%	4.19%		3.79%	4.07%
Loans, net of unearned income (FTE)	6.85%	5.77%		7.21%	5.89%
Total yield on earning assets (FTE)	6.37%	5.49%		6.67%	5.57%
Interest-bearing deposits
NOW accounts	0.17%	0.14%		0.17%	0.15%
Savings and money market accounts	0.76%	0.38%		1.12%	0.41%
Time deposits	2.93%	2.40%		3.04%	2.42%
Short-term borrowings	2.72%	0.90%		3.14%	1.17%
Long-term borrowings	5.36%	5.25%		5.51%	5.09%
Total cost of interest-bearing liabilities	2.28%	1.47%		2.53%	1.55%

(a)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

(b)	The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

(c)	Variances reflect significant fluctuations in account balances due to the nature of the accounts.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Condition
(dollars in thousands, except per share data)

	September 30,		December 31,
	2005	2004	2004
	(unaudited)		(audited)
Assets
Cash and due from banks	$ 39,314	$ 37,959	$ 30,012
Interest-bearing deposits with banks	205	206	208
Federal funds sold	15,905	36,409	9,904
Investment securities held-to-maturity	110,072	99,295	116,170
Securities available-for-sale	76,302	51,159	47,980
Residential mortgage loans originated for sale	10,636	2,587	8,698

Loan receivables:
Real estate - development and construction	409,662	332,258	345,375
Commercial	264,626	229,589	226,763
Real estate - mortgage:
Residential	19,750	17,564	17,272
Commercial	145,894	158,585	163,985
Consumer, principally second mortgage loans
and residential equity lines of credit	197,277	194,031	196,198
Other	322	4,056	668

Total loans	1,037,531	936,083	950,261

Less: Unearned income, net of origination costs	(510)	(83)	(91)
Allowance for credit losses	(12,555)	(11,514)	(11,583)

Loans, net	1,024,466	924,486	938,587

Property and equipment, net	6,546	6,910	6,647
Prepaid expenses and other assets	23,076	20,096	20,800

Total assets	$ 1,306,522	$ 1,179,107	$ 1,179,006

Liabilities
Deposits:
Noninterest-bearing demand deposits	$ 252,503	$ 246,092	$ 256,132
Interest-bearing deposits	720,661	669,250	656,446

Total deposits	973,164	915,342	912,578
Short-term borrowings	194,280	141,031	135,825
Subordinated debentures	16,496	6,186	10,310
Long-term borrowings	20,000	20,000	20,000
Accrued expenses and other liabilities	8,154	6,448	7,945

Total liabilities	1,212,094	1,089,007	1,086,658

Stockholders’ equity
Common stock, $.01 par value per share; authorized
10,000,000 shares; outstanding 6,938,276,
7,117,317 and 7,114,267 shares, respectively	69	71	71
Additional paid-in capital	39,361	45,925	45,739
Retained earnings	54,724	43,956	46,419
Accumulated other comprehensive income (loss)	274	148	119

Total stockholders’ equity	94,428	90,100	92,348

Total liabilities and
stockholders’ equity	$ 1,306,522	$ 1,179,107	$ 1,179,006

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Interest income:
Loans	$50,959	$37,717	$18,582	$13,428
Investment securities	4,671	3,603	1,618	1,340
Federal funds sold and interest-bearing
deposits with banks	294	176	123	65

Total interest income	55,924	41,496	20,323	14,833

Interest expense:
Deposits	10,650	6,796	4,004	2,450
Borrowings	4,699	1,670	1,935	681

Total interest expense	15,349	8,466	5,939	3,131

Net interest income	40,575	33,030	14,384	11,702
Provision for credit losses	1,441	692	631	192

Net interest income after
provision for credit losses	39,134	32,338	13,753	11,510

Noninterest income:
Fees charged for services	2,450	2,975	832	920
Gains on sales of mortgage loans, net of costs	1,169	1,150	420	292
Net gain on other real estate owned	—	59	—	73
Commissions earned on financial services sales	520	423	145	146
Other	1,099	784	433	307

Total noninterest income	5,238	5,391	1,830	1,738

Noninterest expense:
Salaries and employee benefits	14,730	12,065	5,379	4,144
Occupancy	2,891	2,838	955	978
Equipment	1,308	1,486	417	468
Data processing	1,295	1,575	406	525
Marketing	1,006	736	268	140
Professional fees	897	602	449	264
Postage	324	280	105	79
Stationery and supplies	344	334	123	121
Cash management services	348	411	117	131
Other	2,746	2,443	868	843

Total noninterest expense	25,889	22,770	9,087	7,693

Income before income taxes	18,483	14,959	6,496	5,555
Income tax provision	6,646	5,347	2,330	2,037

Net income	$11,837	$ 9,612	$ 4,166	$ 3,518

Per common share data:
Net income: Basic	$ 1.70	$ 1.34	$ 0.60	$ 0.49
Diluted	1.64	1.30	0.58	0.48

Cash dividends declared	$ 0.51	$ 0.45	$ 0.17	$ 0.15

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Reconciliation of GAAP-based Operating Performance Measures
and Core Operating Performance Measures
(dollars in thousands, except per share data)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
GAAP-based Operating Performance Measures:
Net interest income	$ 40,575	$ 33,030	$ 14,384	$ 11,702
Provision for credit losses	1,441	692	631	192
Noninterest income	5,238	5,391	1,830	1,738
Noninterest expense	25,889	22,770	9,087	7,693
Income before taxes	18,483	14,959	6,496	5,555
Income tax provision	6,646	5,347	2,330	2,037
Net income	11,837	9,612	4,166	3,518

Return on average assets	1.27%	1.19%	1.29%	1.24%
Return on average equity	17.32%	14.50%	17.73%	15.60%
Net interest margin	4.54%	4.28%	4.65%	4.31%
Efficiency ratio	56.51%	59.26%	56.04%	57.24%

Net income per share - diluted	$ 1.64	$ 1.30	$ 0.58	$ 0.48

Non-GAAP adjustments
Interest income on tax-exempt loans	$ 718	$ 525	$ 89	$ 169
Interest income on tax-exempt securities	268	286	228	95

Total tax equivalent adjustment -
net interest income	$ 986	$ 811	$ 317	$ 264

Core Operating Performance Measures: (a)(b)
Net interest income - tax equivalent	$ 41,561	$ 33,841	$ 14,701	$ 11,966
Tax equivalent adjustment	(986)	(811)	(317)	(264)

Net interest income	40,575	33,030	14,384	11,702
Provision for credit losses	1,441	692	631	192
Noninterest income	5,238	5,391	1,830	1,738
Noninterest expense	25,889	22,770	9,087	7,693
Income before taxes	18,483	14,959	6,496	5,555
Income tax provision	6,646	5,347	2,330	2,037
Net income	11,837	9,612	4,166	3,518

Return on average assets	1.27%	1.19%	1.29%	1.24%
Return on average equity	17.32%	14.50%	17.73%	15.60%
Net interest margin (FTE)	4.65%	4.39%	4.75%	4.41%
Efficiency ratio (FTE)	55.32%	58.04%	54.97%	56.14%

Net income per share - diluted	$ 1.64	$ 1.30	$ 0.58	$ 0.48

(a)	Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	3Q05	2Q05	1Q05
	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$ 20,323	$ 18,657	$ 16,944
Interest expense	5,939	5,111	4,299
Net interest income	14,384	13,546	12,645
Provision for credit losses	631	560	250
Noninterest income	1,830	1,777	1,631
Noninterest expense	9,087	8,767	8,035
Income before taxes	6,496	5,996	5,991
Income tax provision	2,330	2,154	2,162
Net income	4,166	3,842	3,829

Based on core operating performance (a):
Tax-equivalent interest income	$ 20,640	$ 18,953	$ 17,317
Interest expense	5,939	5,111	4,299
Tax-equivalent net interest income	14,701	13,842	13,018
Tax-equivalent adjustment	317	296	373
Net interest income	14,384	13,546	12,645
Provision for credit losses	631	560	250
Noninterest income	1,830	1,777	1,631
Noninterest expense	9,087	8,767	8,035
Income before taxes	6,496	5,996	5,991
Income tax provision	2,330	2,154	2,162
Net income	4,166	3,842	3,829

PER SHARE DATA:
Net income:
GAAP-based:
Basic	$ 0.60	$ 0.56	$ 0.55
Diluted	0.58	0.54	0.53
Based on core operating performance (a):
Basic	$ 0.60	$ 0.56	$ 0.55
Diluted	0.58	0.54	0.53
Average number of shares outstanding:
Basic	6,935,658	6,921,811	6,984,185
Diluted	7,240,074	7,173,060	7,242,967
Book value, at period end	$ 13.61	$ 13.17	$ 12.74
Tangible book value, at period end	13.61	13.17	12.74
Cash dividends declared	0.17	0.17	0.17

PERIOD END DATA:
Loans, net of unearned income	$ 1,037,021	$ 1,029,568	$ 978,941
Investment securities held-to-maturity and
securities available-for-sale	186,374	173,212	170,595
Assets	1,306,522	1,284,115	1,240,496
Noninterest-bearing deposits	252,503	263,834	248,122
Interest-bearing deposits	720,661	712,657	720,503
Total deposits	973,164	976,491	968,625
Customer funding sources (b)	1,154,035	1,137,342	1,104,701
Stockholders’ equity	94,428	91,331	87,971

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	3Q05	2Q05	1Q05
	(unaudited)
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.29%	1.23%	1.29%
Return on average stockholders’ equity	17.73%	17.08%	17.14%
Net interest margin	4.65%	4.54%	4.43%
Efficiency ratio	56.04%	57.21%	56.28%
Based on core operating performance (a):
Return on average assets	1.29%	1.23%	1.29%
Return on average stockholders’ equity	17.73%	17.08%	17.14%
Net interest margin (FTE)	4.75%	4.64%	4.56%
Efficiency ratio (FTE)	54.97%	56.13%	54.85%

CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	10.00%	9.67%	9.62%
Total	11.15%	10.81%	10.73%
Period-end tier 1 leverage ratio	8.58%	8.57%	8.62%

ASSET QUALITY:
Allowance for credit losses to loans, net
of unearned income, at period-end	1.21%	1.21%	1.22%
Net recoveries (charge-offs)	$ (522)	$ (20)	$ 73
Annualized net recoveries (charge-offs) to
average loans, net of unearned income	(0.20%)	(0.01%)	0.03%
Nonperforming assets:
Nonaccrual loans	$ 453	$ 1,043	$ 588
Loans 90+ days past due and accruing	134	128	128
Other real estate owned	—	—	—

Total nonperforming assets	$ 587	$ 1,171	$ 716

Nonperforming and past due loans to total
loans, net of unearned income, at period-end	0.06%	0.11%	0.07%
Nonperforming assets and past due loans
to total assets, at period-end	0.04%	0.09%	0.06%

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$ 832	$ 824	$ 794
Gains on sales of mortgage loans, net of costs	420	397	352
Commissions earned on financial services sales	145	183	192
Other noninterest income	433	373	293

Total noninterest income	$ 1,830	$ 1,777	$ 1,631

Noninterest expenses:
Salaries and payroll taxes	$ 4,501	$ 4,146	$ 3,940
Employee benefits - health and welfare	371	371	365
Employee benefits - retirement	507	507	22
Occupancy	955	938	998
Equipment	417	467	424
Data processing	406	437	452
Marketing	268	381	357
Professional fees	449	174	274
Postage	105	96	123
Stationery and supplies	123	110	111
Cash management services	117	123	108
Other noninterest expenses	868	1,017	861

Total noninterest expenses	$ 9,087	$ 8,767	$ 8,035

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	3Q05	2Q05	1Q05
	(unaudited)
AVERAGE BALANCES:
Federal funds sold and interest-bearing deposits	$ 14,849	$ 14,296	$ 14,109
Investment securities and securities
available-for-sale	178,739	172,833	163,757
Loans, net of unearned income	1,025,465	1,001,922	973,208
Loans originated for sale	9,130	8,070	5,883
Total earning assets	1,228,183	1,197,121	1,156,957
Total assets	1,284,080	1,248,918	1,206,651
Interest-bearing deposits:
NOW accounts	86,517	87,262	86,113
Savings and money market accounts	174,078	184,600	192,899
Time deposits	453,346	441,267	405,018
Noninterest-bearing deposits	252,142	246,056	242,659
Total deposits	966,083	959,185	926,689
Short-term borrowings	180,185	155,492	152,754
Long-term borrowings	36,496	36,496	30,860
Total interest-bearing liabilities	930,622	905,117	867,644
Stockholders’ equity	93,219	90,215	90,592

YIELD ANALYSIS:
Federal funds sold and interest-bearing deposits	3.29%	2.69%	2.15%
Investment securities and securities
available-for-sale (FTE)	3.79%	3.84%	3.91%
Loans, net of unearned income (FTE)	7.21%	6.83%	6.49%
Total yield on earning assets (FTE)	6.67%	6.35%	6.07%

Interest-bearing deposits
NOW accounts	0.17%	0.16%	0.16%
Savings and money market accounts	1.12%	0.65%	0.52%
Time deposits	3.04%	2.96%	2.77%
Short-term borrowings	3.14%	2.66%	2.26%
Long-term borrowings	5.51%	5.32%	5.23%
Total cost of interest-bearing liabilities	2.53%	2.26%	2.01%

(a)	Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	4Q04	3Q04	2Q04	1Q04
	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$ 16,050	$ 14,833	$ 13,408	$ 13,255
Interest expense	3,497	3,131	2,755	2,580
Net interest income	12,553	11,702	10,653	10,675
Provision for credit losses	36	192	190	310
Noninterest income	1,499	1,738	1,897	1,756
Noninterest expense	8,367	7,693	7,529	7,548
Income before taxes	5,649	5,555	4,831	4,573
Income tax provision	1,976	2,037	1,718	1,592
Net income	3,673	3,518	3,113	2,981

Based on core operating performance (a):
Tax-equivalent interest income	$ 16,376	$ 15,097	$ 13,681	$ 13,529
Interest expense	3,497	3,131	2,755	2,580
Tax-equivalent net interest income	12,879	11,966	10,926	10,949
Tax-equivalent adjustment	326	264	273	274
Net interest income	12,553	11,702	10,653	10,675
Provision for credit losses	36	192	190	310
Noninterest income	1,499	1,738	1,897	1,756
Noninterest expense	8,367	7,693	7,529	7,548
Income before taxes	5,649	5,555	4,831	4,573
Income tax provision	1,976	2,037	1,718	1,592
Net income	3,673	3,518	3,113	2,981

PER SHARE DATA:
Net income:
GAAP-based:
Basic	$ 0.52	$ 0.49	$ 0.43	$ 0.42
Diluted	0.50	0.48	0.42	0.40
Based on core operating performance (a):
Basic	$ 0.52	$ 0.49	0.43	0.42
Diluted	0.50	0.48	0.42	0.40
Average number of shares outstanding:
Basic	7,113,768	7,128,359	7,170,585	7,178,797
Diluted	7,371,541	7,350,901	7,404,762	7,434,701
Book value, at period end	$ 12.98	$ 12.66	$ 12.33	$ 12.23
Tangible book value, at period end	12.98	12.66	12.33	12.23
Cash dividends declared	0.17	0.15	0.15	0.15

PERIOD END DATA:
Loans, net of unearned income	$ 950,170	$ 936,000	$ 900,320	$ 864,753
Investment securities held-to-maturity and
securities available-for-sale	164,150	150,604	122,430	104,211
Assets	1,179,006	1,179,107	1,126,916	1,083,798
Noninterest-bearing deposits	256,132	246,092	240,117	220,700
Interest-bearing deposits	656,446	669,250	650,884	625,311
Total deposits	912,578	915,342	891,001	846,011
Customer funding sources (b)	1,025,403	1,053,771	1,001,524	963,051
Stockholders’ equity	92,348	90,100	88,039	87,934

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	4Q04	3Q04	2Q04	1Q04
	(unaudited)
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.25%	1.24%	1.16%	1.16%
Return on average stockholders’ equity	15.99%	15.60%	14.07%	13.75%
Net interest margin	4.46%	4.31%	4.18%	4.34%
Efficiency ratio	59.54%	57.24%	59.99%	60.72%
Based on core operating performance (a):
Return on average assets	1.25%	1.24%	1.16%	1.16%
Return on average stockholders’ equity	15.99%	15.60%	14.07%	13.75%
Net interest margin (FTE)	4.57%	4.41%	4.29%	4.46%
Efficiency ratio (FTE)	58.19%	56.14%	58.71%	59.41%

CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	9.74%	9.23%	9.45%	9.04%
Total	10.85%	10.35%	10.58%	10.20%
Period-end tier 1 leverage ratio	8.75%	8.51%	8.79%	8.34%

ASSET QUALITY:
Allowance for credit losses to loans, net
of unearned income, at period-end	1.22%	1.23%	1.25%	1.28%
Net recoveries (charge-offs)	$ 33	$ 81	$ 10	$ (97)
Annualized net recoveries (charge-offs) to
average loans, net of unearned income	0.01%	0.04%	0.00%	(0.05%)

Nonperforming assets:
Nonaccrual loans	$ 614	$ 635	$ 1,095	$ 1,168
Loans 90+ days past due and accruing	31	22	91	69
Other real estate owned	—	—	250	250

Total nonperforming assets	$ 645	$ 657	$ 1,436	$ 1,487

Nonperforming and past due loans to total loans, net
of unearned income, at period-end	0.07%	0.07%	0.13%	0.14%
Nonperforming assets and past due loans
to total assets, at period-end	0.05%	0.06%	0.13%	0.14%

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$ 786	$ 920	$ 1,041	$ 1,014
Gains on sales of mortgage loans, net of costs	286	292	508	351
Net income (loss) on other real estate owned	—	73	(5)	(9)
Commissions earned on financial services sales	166	146	137	140
Other noninterest income	261	307	216	260

Total noninterest income	$ 1,499	$ 1,738	$ 1,897	$ 1,756

Noninterest expenses:
Salaries and payroll taxes	$ 4,014	$ 3,738	$ 3,610	$ 3,671
Employee benefits - health and welfare	365	258	245	237
Employee benefits - retirement	486	148	33	125
Occupancy	991	978	913	947
Equipment	426	468	505	513
Data processing	394	525	532	518
Marketing	193	140	296	300
Professional fees	343	264	174	164
Postage	99	79	93	108
Stationery and supplies	157	121	98	115
Cash management services	137	131	158	122
Other noninterest expenses	762	843	872	728

Total noninterest expenses	$ 8,367	$ 7,693	$ 7,529	$ 7,548

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	4Q04	3Q04	2Q04	1Q04
	(unaudited)
AVERAGE BALANCES:
Federal funds sold and
interest-bearing deposits	$ 15,512	$ 20,056	$ 37,521	$ 9,513
Investment securities and securities
available-for-sale	157,348	140,143	103,384	122,192
Loans, net of unearned income	940,368	914,052	873,278	851,436
Loans originated for sale	7,068	4,738	8,320	5,196
Total earning assets	1,120,296	1,078,989	1,022,503	988,337
Total assets	1,167,536	1,126,923	1,071,793	1,033,102
Interest-bearing deposits:
NOW accounts	87,742	89,532	89,308	85,917
Savings and money market accounts	201,479	208,538	194,197	194,141
Time deposits	364,888	361,653	348,394	314,116
Noninterest-bearing deposits	245,886	228,429	221,033	191,551
Total deposits	899,995	888,152	852,932	785,725
Short-term borrowings	139,635	118,077	105,985	128,547
Long-term borrowings	26,231	26,186	20,462	20,000
Total interest-bearing liabilities	819,975	803,986	758,346	742,721
Stockholders’ equity	91,367	89,730	88,743	87,180

YIELD ANALYSIS:
Federal funds sold and
interest-bearing deposits	1.59%	1.29%	0.96%	0.89%
Investment securities and securities
available-for-sale (FTE)	3.92%	4.07%	4.45%	4.30%
Loans, net of unearned income (FTE)	6.20%	5.89%	5.68%	5.71%
Total yield on earning assets (FTE)	5.81%	5.57%	5.38%	5.49%

Interest-bearing deposits
NOW accounts	0.16%	0.15%	0.15%	0.13%
Savings and money market accounts	0.47%	0.41%	0.37%	0.36%
Time deposits	2.48%	2.42%	2.39%	2.39%
Short-term borrowings	1.74%	1.17%	0.77%	0.77%
Long-term borrowings	5.22%	5.09%	5.35%	5.36%
Total cost of interest-bearing liabilities	1.70%	1.55%	1.46%	1.40%

(a)	Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.